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                                                                  EXHIBIT 10.1.4



                     FOURTH AMENDMENT AND CONSENT AGREEMENT

               FOURTH AMENDMENT AND CONSENT AGREEMENT dated as of June 10, 1996 (this "Amendment") among Physician Corporation of America (the "Borrower"), the banks listed on the signature pages hereof (the "Lenders"), Citibank, N.A., as issuing bank (the "Issuing Bank"), and Citibank, N.A., as agent for the Lenders and Issuing Bank (the "Agent").


PRELIMINARY STATEMENTS:

          1. The Borrower, the Lenders, the Issuing Bank and the Agent are parties to that certain Revolving Credit Agreement dated as of October 27, 1994, as amended by an Amendment to Credit Agreement and Consent to Acquisition dated as of September 22, 1995, by a Second Amendment to Credit Agreement dated as of March 29, 1996 (the "Second Amendment") and by a Third Amendment to Credit Agreement dated as of April 5, 1996 (such Revolving Credit Agreement, as so amended and as further amended, supplemented or otherwise modified and in effect from time to time being the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined; and capitalized terms defined in Section 2 hereof are used elsewhere herein as so defined (without regard to the conditions to effectiveness in Section 5 hereof).

          2. Pursuant to the Borrower Pledge Agreement, the Borrower has pledged all of the issued and outstanding stock of Physicians First, Inc. ("PFI"), a wholly owned Subsidiary of the Borrower. PFI is a Guarantor under its Guaranty dated as of March 29 made for the benefit of the Lenders, the Issuing Bank and the Agent (the "PFI Guaranty"). PFI's obligations under the PFI Guaranty are secured by Liens on PFI's properties granted under the Subsidiary Security Agreement dated as of March 29, 1996 made by PFI in favor of the Agent for the benefit of the Lenders and the Issuing Bank (the "PFI Security Agreement").

          3. Section 7(b) of the Second Amendment provides that concurrently upon and subject to the occurrence of all of (x) the consummation of the sale by the Borrower of the stock of PFI or of all or substantially all of the assets of PFI in a transaction providing aggregate consideration of not less than $20 million, (y) the Agent's receipt, in immediately available funds, of all Net Cash Proceeds of such sale pursuant to Section 2.10 of the Credit Agreement and
(z) the pledge to the Agent, on terms and pursuant to documents in each case satisfactory to the Agent, the Issuing Bank and the Majority Lenders, of all non-cash proceeds received by the Borrower as part of the consideration for such sale, the Agent shall

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take such action as shall be reasonably necessary (i) to cause the release of the stock of PFI so sold from the pledge thereof under the Borrower Pledge Agreement and (ii) to cause PFI to be released from the PFI Guaranty and the PFI Security Agreement and the Collateral granted by PFI under such PFI Security Agreement to be released from the Lien thereof.

          4. The Borrower proposes to sell all of the issued and outstanding stock of PFI in a transaction (the "PFI Stock Sale") provided for in the Stock Purchase Agreement dated as of May 5, 1996 between the Borrower and FPA Medical Management, Inc. ("FPA"), a copy of which is attached hereto as Annex I (such Stock Purchase Agreement, as amended, supplemented or otherwise modified from time to time being the "PFI Stock Purchase Agreement"). The PFI Stock Purchase Agreement provides for payment of consideration in the form of cash, shares of the common stock, par value $0.002 per share, of FPA ("FPA Stock"), warrants to purchase FPA Stock and additional payments, as specified in Section 1.2 of the PFI Stock Purchase Agreement. The aggregate amount of such consideration is above the $20 million minimum amount specified in clause (x) of Section 7(b) of the Second Amendment. The Borrower has requested that the Agent, Issuing Bank and Majority Lenders consent to the proposed terms, which are provided for herein, of the pledge to the Agent of the non-cash consideration to be paid under the PFI Stock Purchase Agreement, which consent, together with satisfaction of the other requirements of Section 7(b) of the Second Amendment, is required in order for the release provisions of said Section 7(b) to be implemented and for the consummation of the PFI Stock Sale.

          5. The Borrower proposes to cause its Subsidiary, PCA Property & Casualty Company ("PCIC") on or before June 30, 1996 to purchase from the Borrower (the "FPA Stock Monetization Purchase") the FPA Stock (the "FPA Closing Stock") to be delivered to the Borrower under the PFI Stock Purchase Agreement on the Closing, as such term is defined in the PFI Stock Purchase Agreement (the "PFI Closing"). The Borrower proposes that the purchase price to be paid by PCIC in the FPA Stock Monetization Purchase will be such amount as is stated to be the fair market value of such FPA Closing Stock in a valuation opinion (the "FPA Closing Stock Valuation Opinion") to be provided in connection with the closing of the PFI Stock Sale by a nationally recognized investment banking or valuation firm to be retained by the Borrower, which will be used by the Borrower and FPA and their respective auditors as the basis for valuing the FPA Closing Stock component and related components of the consideration paid in the PFI Stock Sale. The Borrower has requested that the Super Majority Lenders consent to the FPA Stock Monetization Purchase, and to the release, upon consummation of the FPA Stock Monetization Purchase, of the pledge the FPA Closing Stock that will be granted in favor of the Agent in connection herewith, and the Super Majority Lenders are willing to grant such consent, in each case on and subject to the terms hereof.

          6. The Borrower has further requested that the Credit Agreement be amended so that the restrictions in Section 6.02(i) of the Credit Agreement will not apply to

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                                        3

the Borrower's holding of the non-cash consideration to be paid upon consummation of the PFI Stock Sale and pledged to the Agent or to PCIC's holding of the FPA Closing Stock upon and after the FPA Stock Monetization Purchase.
The Agent, Issuing Bank and Majority Lenders are willing to grant such consent and agree to such amendment upon the terms and subject to the conditions hereof.

          NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1.  CONSENTS.    (a)  The Majority Lenders, the Issuing Bank
and the Agent hereby consent to the terms of the pledge to the Agent of the non-cash consideration to be paid under the PFI Stock Purchase Agreement, as provided in this Amendment, and upon such pledge confirm satisfaction of the requirements of clause (z) of Section 7(b) of the Second Amendment.

          (b) The Super Majority Lenders hereby consent to the FPA Stock Monetization Purchase and to the Agent's release in connection therewith of the FPA Closing Stock from the pledge thereof under the PFI Consideration Pledge Agreement on or prior to June 30, 1996, subject, in each case, to the satisfaction of all of the following conditions:

          (i) The FPA Closing Stock Valuation Opinion shall have been issued and the Agent shall have received evidence satisfactory to it that the FPA Closing Stock Valuation Opinion has been accepted by the Borrower and FPA and their respective auditors as the basis for valuing the FPA Closing Stock component and related components of the consideration paid in the PFI Stock Sale.

          (ii) The Borrower shall have or paid or caused to be paid to the Agent (in the manner specified in Section 2.14 of the Credit Agreement) an amount equal to the greater of (A) the fair market value of the FPA Closing Stock as stated in the FPA Closing Stock Valuation Opinion and (B) $7.5 million, for application in the manner provided for Net Cash Proceeds in Section 2.10(a)(ii)(A) of the Credit Agreement.

          SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. (a)(i) The definition of "Loan Documents" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

               "'LOAN DOCUMENTS' means this Agreement, the Notes, the Fee Letter, the Second Amendment, the Borrower Pledge Agreement (including, without limitation, the Amendment to Borrower Pledge Agreement delivered pursuant to the Fourth Amendment), each of the Guaranties, Security Agreements and other documents delivered by the Borrower or any of its Subsidiaries pursuant to Section 6 of the Second Amendment, the Fourth Amendment, the PFI

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          Consideration Pledge Agreement and the PFI Consideration Consent
          Agreement, in each case as amended, supplemented or otherwise modified from time to time."

               (ii)   The definition of "Collateral Documents" set forth in
     Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

               "'COLLATERAL DOCUMENTS' means the Borrower Pledge Agreement, each of the Security Agreements and any other agreement that creates or purports to create a Lien in favor of the Agent for the benefit of the Secured Parties, including, without limitation, the PFI Consideration Collateral Documents."

               (iii) The Definition of "EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

               "'EBITDA'" means, for any period, the sum of (i) Net Income, plus
          (ii) interest expense, plus (iii) income tax expense, minus (iv) income tax credits, plus (v) depreciation expense, plus (vi) amortization expense, in each case determined in accordance with generally accepted accounting principles."

               (iv)   The definition of "Fixed Charges" set forth in Section
     1.01 of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

               "'FIXED CHARGES' means, for any period and without duplication, the sum of (i) Interest Expense and fees, to the extent regularly scheduled and due and payable during such period on, and amortization for such period of debt discount in respect of, all Debt (including the interest portion of rentals under Capital Leases during such period) PLUS (ii) the aggregate principal amount of all Debt (including the principal portion of rentals under Capital Leases and the principal portion of Debt incurred in connection with Capital Expenditures) to the extent regularly scheduled and due and payable during such period."

          (b) Section 1.01 of the Credit Agreement is hereby amended by the addition of the following definitions thereto:

          "FOURTH AMENDMENT" means the Fourth Amendment and Consent Agreement dated as of June 10, 1996 among the Borrower, the Lenders parties thereto, the Issuing Bank and the Agent.

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          "FPA CLOSING STOCK" has the meaning set forth in Preliminary Statement
     5 of the Fourth Amendment.

          "FPA CLOSING STOCK MONETIZATION PURCHASE" has the meaning set forth in Preliminary Statement 5 of the Fourth Amendment.

          "FPA NOTE" has the meaning set forth in Section 5(e)(iv) of the Fourth Amendment.

          "FPA STOCK" has the meaning set forth in Preliminary Statement 4 of the Fourth Amendment.

          "FPA WARRANTS" has the meaning set forth in Section 5(e)(iv) of the Fourth Amendment.

          "PFI CONSIDERATION COLLATERAL DOCUMENTS" means the PFI Consideration Pledge Agreement and the PFI Consideration Consent Agreement, in each case as amended, supplemented or otherwise modified from time to time.

          "PFI CONSIDERATION CONSENT AGREEMENT" has the meaning set forth in
     Section 5(e)(xii) of the Fourth Amendment.

          "PFI CONSIDERATION PLEDGE AGREEMENT" has the meaning set forth in
     Section 5(e)(iv) of the Fourth Amendment.

          "PFI STOCK PURCHASE AGREEMENT" has the meaning set forth in Preliminary Statement 4 of the Fourth Amendment.

          (c) Section 6.02(i) of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

          "(i) INVESTMENTS IN OTHER PERSONS. Make, or permit any of its Subsidiaries to make, any loan or advance or gift to, or investment in, any other Person, or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any shares of capital stock, obligations or other securities, or make any capital contribution to, or otherwise invest in, any other Person, EXCEPT for (i)(A) Cash Equivalents and (B) investments by the Borrower or any of its Subsidiaries in compliance with the Investment Policy and Guidelines applicable to the Borrower and its Subsidiaries, as approved by the Borrower's Board of Directors and in effect from time to time (exclusive, however, of any investment otherwise permitted thereunder that is comprised of a loan or advance of a type referred to in clause (ii) or (iii) of this Section 6.02(i) or is otherwise a loan or advance to or an

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     investment in the Borrower or any of its Subsidiaries), (ii) (A) loans or advances by any Subsidiary of the Borrower that is not a Collateral Party to any other Subsidiary of the Borrower that is not a Collateral Party and
     (B) capital contributions by the Borrower to any HMO Subsidiary or Insurance Subsidiary whose stock and debt are pledged as Collateral under the Borrower Pledge Agreement (whether as of or after the Second Amendment Effective Date) solely to the extent, however, that such capital contributions are necessary to enable such HMO Subsidiary or Insurance Subsidiary, as the case may be, to maintain, but not exceed, a level of 105% of the amount of HMO Regulatory Tangible Net Equity or Insurance Regulatory Tangible Net Equity required under the HMO Regulations or Insurance Regulations, as the case may be, applicable to such HMO Subsidiary or Insurance Subsidiary, (iii) loans to employees in connection with housing relocations; PROVIDED, that, the aggregate outstanding principal amount thereof does not at any time exceed $250,000 loaned to any one individual or $2,000,000 in the aggregate and (iv) such loans, investments and other interests of the Borrower and PCIC, respectively, as are comprised of (A) the Borrower's interests in the FPA Stock and FPA Warrants and in the FPA Note and collateral therefor, in each case to the extent acquired pursuant to the transactions contemplated in the PFI Stock Purchase Agreement and pledged pursuant to the PFI Consideration Pledge Agreement and (B) PCIC's holding of the FPA Closing Stock upon and after the FPA Closing Stock Monetization Purchase."

          (d) Section 6.03 of the Credit Agreement is hereby amended by the addition of a new subsection (f), to read in full as follows:

          "(f) COVENANT CALCULATIONS.   For purposes of any covenant in this
     Section 6.03, calculations made after the date hereof of financial position or results as at the end of any period shall be made as at the closing of the financial records for such period and in any event without any adjustment or restatement of such position or results for such period or any earlier period after, in any case, the closing of such records therefor."

          (e) Section 7.01(s) of the Credit Agreement is hereby amended in its entirety so as to read in full as follows:

          "(s) the Borrower shall fail to comply with any obligation in Section 8(b) of the Second Amendment or in Section 6 of the Fourth Amendment; or"

          SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants as follows:

          (a) All representations and warranties of the Borrower contained in the Credit Agreement, both before and after giving effect to this Amendment, are true in

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     all material respects as of the date hereof (except for any such representation or warranty (or portion thereof) that is qualified by reference to a specific materiality standard, in which case such representation or warranty is true in all respects as of the date hereof).

          (b) Without limiting the representations and warranties made in subsection (a) above or in the Credit Agreement, no authorization, consent, approval or other action by, and no notice to or filing with, any HMO Regulator or Insurance Regulator is required for, and no HMO Event, Insurance Event or violation of the HMO Regulations or Insurance Regulations would result from, the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents to be delivered in connection herewith.

          (c) The Consolidated balance sheet of the Borrower and its Subsidiaries, dated March 31, 1996, and the related Consolidated statements of operations, stockholders' equity and cash flow of the Borrower and its Subsidiaries for the fiscal quarter then ended, copies of which have been furnished to the Agent, the Issuing Bank and each Lender, fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of the Borrower and its Subsidiaries for the fiscal quarter ended on such date, all in accordance with generally accepted accounting principles consistently applied.

          SECTION 4.  REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.   (a)   On and
after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference to the Credit Agreement in the other Loan Documents, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended under Section 2 hereof, each of the Credit Agreement and each other Loan Document shall remain in full force and effect and is hereby ratified and confirmed.

          (c) The Borrower acknowledges and agrees that, except to the extent specifically amended under Section 2 hereof, it is obligated to comply with each and every term, covenant, agreement and condition applicable to it under the Credit Agreement or the other Loan Documents. The execution, delivery and effectiveness of this Amendment shall not otherwise operate as a waiver of any right, remedy or privilege of any Lender, the Issuing Bank or the Agent under the Credit Agreement or any other Loan Document, any and all of which rights, remedies and privileges are reserved.

          SECTION 5. CONDITIONS OF EFFECTIVENESS. Sections 1, 2 and 6 of this Amendment shall become effective subject to the satisfaction of the following conditions

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precedent as of the date (the "Fourth Amendment Effective Date") when all such conditions shall first have been satisfied:

          (a) The Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Agent, the Issuing Bank and the Super Majority Lenders.

          (b) The Borrower shall have paid all amounts accrued and payable under Section 9.04 of the Credit Agreement (including those relating to this Amendment) to the extent that request for such payment has been made to the Borrower.

          (c) The Agent shall have received, in immediately available funds for application as specified in Sections 2.10(a)(ii)(A) of the Credit Agreement, an amount equal to the amount certified in the certificate referred to in Section 5(e)(i) hereof as the amount, if any, of the cash consideration payable to the Borrower at the PFI Closing pursuant to
     Section 1.3.1.1 of the PFI Stock Purchase Agreement.

          (d)  The Agent shall have received evidence satisfactory to it that
     (x) the PFI Stock Purchase Agreement and the documents to be delivered thereunder have been amended to the extent determined by the Agent to be reasonably necessary in order for the Borrower's interest in the PFI Stock Purchase Agreement and the non-cash consideration payable thereunder to be amenable to pledge and assignment to the Agent for the benefit of the Lenders and Issuing Bank pursuant to the terms of the PFI Consideration Collateral Documents, such that the rights and remedies provided for therein will be available to the Agent, the Lenders and the Issuing Bank and (y) no amendments to the PFI Stock Purchase Agreement or the Georgia/Alabama Breakup Fee Agreement (as defined below) have been made other than those referred to in the foregoing clause (x) and such others as shall have been approved by the Agent.

          (e) The Agent shall have received the following, each dated the Fourth Amendment Effective Date (unless otherwise specified), in form and substance satisfactory to the Agent, the Issuing Bank and the Majority Lenders and (unless otherwise specified) in sufficient copies for the Agent, Issuing Bank and each Lender:

               (i) A certificate of the Borrower, signed by the Borrower's Chief Executive Officer, Chief Financial Officer or other officer duly authorized, certifying as follows:

                      (A) that the PFI Closing has occurred in accordance with the terms of the PFI Stock Purchase Agreement without any waiver of the conditions thereto;

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                                        9

                      (B) that attached thereto is a true and complete copy of each of the PFI Stock Purchase Agreement and the Georgia/Alabama Purchase Agreement (as defined below), in each case as in effect on such date;

                      (C) the amount of cash payable at the PFI Closing pursuant to Section 1.3.1.1 of the PFI Stock Purchase Agreement; and

                      (D) that (1) each of the representations and warranties contained in Section 3 hereof is true and correct in all respects on and as of the date of such certificate and (2) after giving effect to the PFI Stock Sale and Sections 1 and 2 hereof, no event has occurred and is continuing which constitutes a Default or Event of Default.

               (ii) Certified copies of the resolutions of the Board of Directors of the Borrower approving each Loan Document to which it is or is to be a party in connection herewith, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect each such Loan Document.

               (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement and each other Loan Document which it is or is to be party and the other documents to be delivered hereunder and thereunder.

               (iv) A Pledge, Security and Assignment Agreement, in form and substance satisfactory to the Agent (the "PFI Consideration Pledge Agreement"), duly executed by the Borrower, granting security interests in and pledges of, the collateral describe therein, including, without limitation, all of the Borrower's right, title and interest in and to the following and the rights and interests arising thereunder:

                      (A)  the note to be delivered by FPA pursuant to Section
               1.3.1.2 of the PFI Stock Purchase Agreement (the "FPA Note");

                      (B) the FPA Closing Stock and all additional shares of FPA Stock as may be held by the Borrower and indebtedness of FPA as may be owed to the Borrower in each case from time to time;

                      (C)  the warrants to be delivered by FPA pursuant to
               Section 1.3.3 of the PFI Stock Purchase Agreement (the "FPA Warrants");

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                      (D)  the registration rights agreement to be entered into
               pursuant to Section 1.10 of the PFI Stock Purchase Agreement (the "FPA Registration Rights Agreement");

                      (E)  the PFI Stock Purchase Agreement;

                      (F) each of the guaranties to be delivered by FPA, PFI Family First Medical Centers, Inc. ("Family First"), Physicians Medical Group of Florida, Inc. ("Medical Group") and PCA Family Pharmacy, Inc. ("Pharmacy") pursuant to Section 1.13 of the PFI Stock Purchase Agreement or otherwise under Section 1 of the PFI Stock Purchase Agreement (the "FPA Guaranties");

                      (G) each of the pledge and security agreements to be delivered by FPA and PFI pursuant to Section 1.11 of the PFI Stock Purchase Agreement (the "FPA Pledge Agreements"); and

                      (H) each of the asset security agreements to be delivered by PFI, Family First, Medical Group and Pharmacy pursuant to
               Section 1.12 of the PFI Stock Purchase Agreement (the "FPA Security Agreements"; together with the FPA Note, the FPA Warrants, the FPA Registration Rights Agreement, the FPA Guaranties, the FPA Pledge Agreements and the PFI Stock Purchase Agreement, in each case as amended, supplemented or otherwise modified from time to time, being the "FPA Documents").

               (v) The executed original of the FPA Note (certified by the Borrower to be the only such original), duly endorsed in blank.

               (vi) The certificates evidencing the FPA Closing Stock, duly endorsed in blank.

               (vii) The executed original of each of the FPA Warrants, duly endorsed in blank.

               (viii) The executed original of each of the FPA Guaranties (certified by the Borrower to be the only such originals).

               (ix) The executed original of each of the FPA Pledge Agreements (certified by the Borrower to be the only such originals), together with all certificates and instruments evidencing the shares and indebtedness pledged thereunder, in each case duly endorsed in blank.

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                                       11

               (x) The executed original of each of the FPA Security Agreements (certified by the Borrower to be the only such originals), together, in the case of each such FPA Security Agreement, with:

                      (A) acknowledgment copies or stamped receipt copies of proper financing statements, duly filed on or before the date of such FPA Security Agreement under the Uniform Commercial Code of all jurisdictions that the Agent may deem necessary or desirable in order to perfect and protect the security interests created under such FPA Security Agreement and covering the collateral described in such FPA Security Agreement or other evidence satisfactory to the Agent that arrangements have been made with a reputable filing service for such filing of such financing statements;

                      (B) acknowledgment copies or stamped receipt copies of proper assignments, in favor of the Agent, of each of the financing statements referred to in subsection (A) above, duly filed on or before the Fourth Amendment Effective Date under applicable the Uniform Commercial Code or other evidence satisfactory to the Agent that arrangements have been made with a reputable filing service for such filing of such assignments; and

                      (C) evidence of the completion of all other recordings and filings of or with respect to such FPA Security Agreement that the Agent may deem necessary or desirable in order to perfect and protect the security interests created thereby.

               (xi) acknowledgment copies or stamped receipt copies of proper financing statements, duly filed on or before the Fourth Amendment Effective Date under the Uniform Commercial Code of all jurisdictions that the Agent may deem necessary or desirable in order to perfect and protect the security interests created under the PFI Consideration Pledge Agreement and covering the Collateral described therein or other evidence satisfactory to the Agent that arrangements have been made with a reputable filing service for such filing of such financing statements, together with evidence of the completion of all other recordings and filings of or with respect to the PFI Consideration Pledge Agreement that the Agent may deem necessary or desirable in order to perfect and protect the Liens created thereby.

               (xii) A Consent Agreement, in form and substance satisfactory to the Agent (the "PFI Consideration Consent Agreement"), duly executed by each of FPA, PFI, Family First, Medical Group, Pharmacy and the Borrower,

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                                       12

          consenting to the PFI Consideration Pledge Agreement and to the grant provided for therein of security interests, pledges and assignments of the Borrower's interests in property and obligations of such parties other than the Borrower and agreeing to such other matters as are provided for in the PFI Collateral Consent Agreement.

               (xiii) An Amendment to Borrower Pledge Agreement, in form and substance satisfactory to the Agent, duly executed by the Borrower, providing for the pledge pursuant to the Borrower Pledge Agreement of the shares of stock held by the Borrower in each of PCA Health Plans of Puerto Rico, Inc. and PCA Insurance Group of Puerto Rico, Inc. (collectively, the "Puerto Rico Subsidiaries") together with

                      (A) certificates representing all of the shares of stock held by the Borrower of each of the Puerto Rico Subsidiaries, in each case duly indorsed in blank; and

                      (B) an opinion of special outside regulatory counsel to the Puerto Rico Subsidiaries satisfactory to the Agent, and in form and substance satisfactory to the Agent, in respect of the Puerto Rico Subsidiaries and such pledge.

               (xiv) Certified copies of the resolutions of the Board of Directors of each of FPA, PFI, Family First, Medical Group and Pharmacy approving each PFI Consideration Collateral Document, FPA Document and other document to be delivered hereunder or thereunder to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental and other third party approvals and consents, if any, with respect each such PFI Consideration Collateral Document, FPA Document and other document.

               (xv) A certificate of the Secretary or an Assistant Secretary of each of FPA, PFI, Family First, Medical Group and Pharmacy certifying the names and true signatures of the officers of such party authorized to sign each PFI Consideration Collateral Document and FPA Document to which it is or is to be party and the other documents to be by it delivered hereunder and thereunder.

               (xvi) Legal opinions from (i) counsel to the Borrower and (ii) counsel to FPA, to the extent requested by the Agent and in each case in form and substance satisfactory to the Agent.

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                                       13

          SECTION 6.  COVENANTS.   The Borrower agrees to comply with the
following covenants for so long as any obligation under any Loan Document shall remain unpaid:

               (a) ADDITIONAL AMOUNT PAYMENT. (i) Promptly upon the determination of the Additional Amount (as defined in the PFI Stock Purchase Agreement) in accordance with Section 1.3.1.4 of the PFI Stock Purchase Agreement, but in no event later than the Settlement Date (as defined in the PFI Stock Purchase Agreement), the Borrower shall deliver to the Agent a certificate, signed by the Borrower's chief executive officer or chief financial officer, setting forth the Additional Amount as so determined (together with the calculations, in reasonable detail, made to determine such amount) and indicating whether such amount is payable to the Borrower pursuant to the penultimate sentence of Section 1.3.1.4 of the PFI Stock Purchase Agreement.

                      (ii) Not later than the Business Day immediately following the Borrower's receipt of the Additional Amount, if payable to the Borrower pursuant to Section 1.3.1.4 of the PFI Stock Purchase Agreement, the Borrower shall pay such amount to the Agent (in the manner specified in Section 2.14 of the Credit Agreement) for application in the manner provided for Net Cash Proceeds in Section 2.10(a)(ii)(A) of the Credit Agreement.

               (b)    SUBSEQUENT PAYMENTS.   (i)   Not later than the first
     anniversary of the Effective Closing Date (as defined in Section 1.3.1.3 of the PFI Stock Purchase Agreement), the Borrower shall deliver the Agent a certificate, signed by the Borrower's chief executive officer or chief financial officer, setting forth the amount of the Subsequent Payment (as defined in Section 1.3.1.3 of the PFI Stock Purchase Agreement) payable to the Borrower on such first anniversary, as determined in accordance with said Section 1.3.1.3 (the "First Anniversary Subsequent Payment"), together with the calculations, in reasonable detail, made to determine such amount.

                      (ii) Not later than the Business Day immediately following the Borrower's receipt of the First Anniversary Subsequent Payment, the Borrower shall pay such amount to the Agent (in the manner specified in Section 2.14 of the Credit Agreement) for application in the manner provided for Net Cash Proceeds in Section 2.10(a)(ii)(A) of the Credit Agreement.

                      (iii) Not later than the second anniversary of the Effective Closing Date, the Borrower shall deliver the Agent a certificate, signed by the Borrower's chief executive officer or chief financial officer, setting forth the amount of the Subsequent Payment payable to the Borrower on such second anniversary, as determined in accordance with Section 1.3.1.3 of the PFI Stock Purchase Agreement (the "Second Anniversary Subsequent Payment"), together with the calculations, in reasonable detail, made to determine such amount.

                      (iv) Not later than the Business Day immediately following the Borrower's receipt of the Second Anniversary Subsequent Payment, the Borrower shall pay such amount to the Agent (in the manner specified in Section 2.14 of the Credit Agreement) for application in the manner provided for Net Cash Proceeds in Section 2.10(a)(ii)(A) of the Credit Agreement.

               (c)    FPA DOCUMENT; GEORGIA/ALABAMA BREAKUP FEE AGREEMENT
     PAYMENTS.   (i)   All amounts of cash paid to the Borrower from time to
     time under the FPA Note or any other FPA Document (other than any amount covered by the provisions of subsection (a) or (b) of this Section 6) shall, not later than the Business Day immediately following the Borrower's receipt thereof, be paid by the Borrower to the Agent (in the manner specified in Section 2.14 of the Credit Agreement) for application in the manner provided for Net Cash Proceeds in Section 2.10(a)(ii)(A) of the Credit Agreement.

                      (ii) All amounts of cash paid to the Borrower from time to time under the agreement under Section 7.3(a) of the Stock Purchase Agreement dated as of May 3, 1996 (the "Georgia/Alabama Purchase Agreement") between Health Partners of Alabama, Inc. ("Health Partners") and the Borrower and terms of such agreement applicable to the implementation or construction of said Section 7.3(a) (the "Georgia/Alabama Breakup Fee Agreement") shall, not later than the Business Day immediately following the Borrower's receipt thereof, be paid by the Borrower to the Agent (in the manner specified in Section
          2.14 of the Credit Agreement) for application in the manner provided for Net Cash Proceeds in Section 2.10(a)(ii)(A) of the Credit Agreement.

               (d)    SEGREGATION OF PAYMENTS; PAYMENTS UPON EVENT OF DEFAULT.
     (i)  All amounts referred to in subsections (a), (b) and (c) of this
     Section 6 that are received by the Borrower shall be received in trust for the benefit of the Agent and segregated from the other property and funds of the Borrower until paid over to the Agent as required hereunder.

               (ii) Upon the occurrence and during the continuance of an Event of Default, all rights of the Borrower to receive amounts that it would otherwise be authorized to receive under subsections (a), (b) and (c) of this Section 6 shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to receive such amounts, for application in the manner provided for Net Cash Proceeds in
          Section 2.10(a)(ii)(A) of the Credit Agreement.

               (e)    AMENDMENTS TO FPA DOCUMENTS; EXERCISE OF RIGHTS AND
     REMEDIES UNDER FPA DOCUMENTS; DEFAULTS UNDER FPA DOCUMENTS.   (i)   Except
     a permitted under the PFI Consideration Pledge Agreement, the Borrower shall not amend, supplement or otherwise modify, or agree to any waiver or grant any consent under, any FPA Document or the Georgia/Alabama Breakup Fee Agreement without the prior written consent of the Agent.

               (ii) The Borrower shall not (A) exercise any remedy upon the occurrence of a default under any of the FPA Documents or any right of setoff against any party to any FPA Document or against Health Partners in respect of the Georgia/Alabama Breakup Fee Agreement or
          (B) exercise any of its rights under any FPA Document to acquire, or cause the filing of a registration statement in respect of, any shares of FPA Stock, unless, in either case, both (1) the Borrower shall have given the Agent prior notice of the proposed exercise and the date proposed therefor (which notice shall be not later than five Business Days prior to the proposed exercise or, if a notice period is not practicable given the circumstances of the proposed exercise, such later notice as shall be the earliest practicable given such circumstances) and (2) the Agent shall not have advised the Borrower prior to the proposed date of such exercise that the Agent has determined that the proposed exercise would materially and detrimentally affect the rights, remedies, privileges or interests of the Agent, Issuing Bank or Lenders in respect of the Collateral covered by the PFI Consideration Pledge Agreement or the value of such Collateral or in respect of the Georgia/Alabama Breakup Fee Agreement.

                      (iii) Promptly following the occurrence of any default under any FPA Document or upon any termination by Health Partners of the Georgia/Alabama Purchase Agreement, the Borrower shall give the Agent written notice thereof.

               (f)    AVOIDANCE OF DEFENSES, ETC.   The Borrower will not, and
     will not permit any of its Subsidiaries to, enter into any agreement or arrangement, engage in any act or omission or otherwise conduct its affairs in any manner if the effect thereof in any case would give rise to or permit any validly asserted defense, counterclaim, setoff or right of recoupment in favor of FPA or any other party to any FPA Document (other than the Borrower), or in favor of Health Partners, respectively, in respect of any amount payable under the terms of any FPA Document or the Georgia/Alabama Breakup Fee Agreement, respectively (in each case without regard to any such defense, counterclaim, setoff or right of recoupment) .

          SECTION 7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

          SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

                                THE BORROWER:

                                PHYSICIAN CORPORATION OF AMERICA


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                THE LENDERS AND ISSUING BANK:


                                CITIBANK, N.A., as Lender and as Issuing Bank


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                FIRST UNION NATIONAL BANK OF NORTH CAROLINA


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                NATIONSBANK OF TENNESSEE


                                By:

                                     -------------------------------------------
                                     Name:
                                     Title:

                                BOATMEN'S FIRST NATIONAL BANK OF KANSAS CITY


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                SUNTRUST BANK, MIAMI, N.A.


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title:


                                THE BANK OF NOVA SCOTIA


                                By:
                                     -------------------------------------------
                                     Name:
                                     Title: